SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: APRIL 28, 2004


                         VERTICAL COMPUTER SYSTEMS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                        0-28685                65-0393635
 ----------------------------           -----------            -------------
 (State or other jurisdiction           (Commission            (IRS Employer
    of incorporation)                   File Number)         Identification No.)


                           201 MAIN STREET, SUITE 1455
                              FORT WORTH, TX 76102
                    (Address of principal executive offices)


                                 (817) 348-8717
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               101 WEST 6TH STREET, SUITE 401 AUSTIN, TEXAS 78701
               --------------------------------------------------
                    (FORMER ADDRESS OF SMALL BUSINESS ISSUER)


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ITEM 9. REGULATION FD DISCLOSURE.

Vertical Computer Systems, Inc. (OTC: VCSY) announced today that the United States Patent and Trademark Office granted a patent (No. 6,718,103) for an invention for "Transmission of Images over a Single Filament Fiber Optic Cable" on April 6, 2004. In essence, the patent provides for the transmission of real time whole images over one single filament of fiber optic cable. The process is optical and does not necessarily require electricity. This system makes use of non-linear math and has the potential of increasing the capacity of existing fiber optics by many orders of magnitude, as well as the transmission of true live images in real time with only the use of optical devices. Today, only digital video can be transmitted over a fiber optics bundle and the final result does not achieve movie-grade quality.


ITEM 7. EXHIBITS

      NONE


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VERTICAL COMPUTER SYSTEMS, INC.

Dated: April 28, 2004

                                 By: /s/Richard Wade
                                     ------------------------
                                     Name:  Richard Wade
                                     Its:  President and CEO